UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

_____________________

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
☒	Definitive Information Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section §240.14a-12

Independence Energy Corp.

(Exact name of Registrant as specified in its charter.)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;

	2.	Form, Schedule or Registration Statement No.

	3.	Filing Party:

	4.	Date Filed:

INDEPENDENCE ENERGY CORP.
219 Chemin Metairie Road
Youngsville, Louisiana 70592
337-269-5933

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS NOTICE.

To the holders of common stock of Independence Energy Corp.:

The enclosed Information Statement is being sent by first class mail to holders of the common stock of Independence Energy Corp., a Nevada corporation. In the Information Statement we refer to Independence Energy Corp. as “Company,” “we,” “us,” or “our.” The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, solely to notify our stockholders that the amendment and restatement of our Articles of Incorporation have already been approved by the written consent of holders of a majority of our common stock and our Board of Directors. The amendments made to our Articles of Incorporation pursuant to such action are:

1.    The increase of our authorized shares of common stock from 375,000,000 shares of common stock to 450,000,000 shares of common stock, par value $0.001 per share.

2.    The authorization of up to 5,000 shares of preferred stock with a par value of $1,000.00 per share, which may be issued from time to time in one or more series by our Board of Directors with such powers, designations, preferences, privileges and other terms as may be determined by our Board of Directors.

3.    The change of our name to RedHawk Holdings Corp.

4.    The removal of the provisions specifying (i) the names and addresses of our initial Board of Directors and Incorporator, which are no longer required to be specified in our Articles of Incorporation, and (ii) the size of our Board of Directors, which will now be specified in our Bylaws.

Each of these amendments is more fully described in this Information Statement. These amendments, and the restatement of our Articles of Incorporation, will not be effective until the Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada.

The date established by the Company for determining the identity of stockholders who are entitled to receive the Information Statement under rules promulgated by the SEC under Section 14(c) of the Exchange Act is July 2, 2015. As of that date, we had 360,094,082 shares of common stock outstanding.

The Information Statement is being mailed to stockholders on or about July 31, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT RELATING TO ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

The Information Statement is also available on-line at: www.independenceenergycorp.com

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THE INFORMATION STATEMENT.

By Order of the Board of Directors

July 31, 2015	/s/ Daniel J. Schreiber
Daniel J. Schreiber
Chairman of the Board

INFORMATION STATEMENT

July 31, 2015

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

Action by Written Consent

On July 31, 2015, our Board of Directors approved the following actions and directed they be submitted to our stockholders for approval by majority written consent in lieu of a special meeting of stockholders:

1.    The increase of our authorized shares of common stock from 375,000,000 shares of common stock to 450,000,000 shares of common stock, par value $0.001 per share.

2.    The authorization of up to 5,000 shares of preferred stock with a par value of $1,000.00 per share, which may be issued from time to time in one or more series by our Board of Directors with such powers, designations, preferences, privileges and other terms as may be determined by our Board of Directors.

3.    The change of our name to RedHawk Holdings Corp.

4.    The removal of the provisions in our Articles of Incorporation specifying (i) the names and addresses of our initial Board of Directors and Incorporator, which are no longer required to be specified in our Articles of Incorporation, and (ii) the size of our Board of Directors, which will now be specified in our Bylaws.

5.    The restatement of our Articles of Incorporation to reflect the aforementioned amendments.

On July 31, 2015, Beechwood Properties, LLC (“Beechwood”) and the Schreiber Living Trust (the “Trust”), which collectively hold 184,510,752 shares of our common stock, or 51.24% of the voting power of the Company, approved each of the above amendments and the restatement of our Articles of Incorporation. Our shares of common stock vote as a single class on all matters submitted to our stockholders.

These amendments, and the restatement of our Articles of Incorporation, will not be effective until the Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada.

This Information Statement is being furnished to you pursuant to Rule 14c-2 under of the Exchange Act to notify you of the actions taken by the majority written consent described above. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the amendments to, and restatement of, our Articles of Incorporation as early as possible, the Board elected to seek the written consent of the majority stockholders to reduce the costs and implement the amendments in a timely manner.

Pursuant to Rule 14c-2 under the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of a definitive Information Statement, or as soon thereafter as is practicable. Under Nevada law, the “record date” for the written consent is the date on which our Board of Directors resolved to recommend to our stockholders the adoption of the amendments to our Articles of Incorporation described above. However, we are not seeking further written consent from any stockholders other than Beechwood and the Trust and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

This information statement is being first sent to stockholders on or about July 31, 2015. We anticipate that the amendments to our Articles of Incorporation will become effective on or about August 20, 2015, twenty (20) days after the date of mailing of this Information Statement, upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada.

Vote Required

On July 2, 2015, the date for determining the identity of stockholders who are entitled to receive this Information Statement, and on the record date for the written consent as determined under Nevada law, we had 360,094,082 shares of common stock outstanding, with each share entitled to one vote. The consent of holders of 180,047,042 shares, or a majority of our outstanding common stock, is required to approve the amendments to our Articles of Incorporation described above. Our shares of common stock vote as a single class on all matters submitted to our stockholders.

Vote Obtained

On July 31, 2015, Beechwood and the Trust, collectively holding 184,510,752 shares of our common stock, or 51.24% of the voting power of the Company, approved each of the above described amendments.

Interest of Certain Persons in Action by Written Consent

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, in the adoption of the above described amendments to our Articles of Incorporation, except as described below.

We are currently negotiating the purchase, through a wholly-owned subsidiary of our Company, of certain commercial real estate from Beechwood, and interests in commercial real estate assets from Beechwood and the Trust. Beechwood owns 35.39% of our outstanding common stock, and is wholly owned and controlled by G. Darcy Klug, our Chief Financial Officer and Secretary. The Trust owns 15.85% of our outstanding common stock, and Daniel J. Schreiber, our Chief Executive Officer and Chairman, has voting and investment power over the shares of our stock owned by the Trust. In addition, our management is considering other potential acquisition transactions with parties that are owned and controlled by our directors and officers. We will seek to obtain bank financing to finance any acquisition transaction we undertake. However, if we cannot obtain bank financing on favorable terms or at all, our Board of Directors may determine to issue shares of our common or preferred stock as consideration in such transactions. Therefore, our directors and officers may have an interest in the amendments to our Articles of Incorporation increasing the number of our authorized shares of common stock and authorizing the issuance of preferred stock, to the extent we may issue stock to parties in which our directors and officers have an ownership interest.

Meeting Not Required

Chapter 78 of the Nevada Revised Statutes and Article 3.16 of our bylaws provide that our stockholders may approve the amendment of our Articles of Incorporation without a meeting if a written consent approving the amendments is signed by the stockholders holding at least a majority of our outstanding shares of common stock.

Furnishing Information

This information statement is being furnished to holders of our common stock as of July 2, 2015. Our Form 10-K for the year ending January 31, 2015 and all our subsequent reports may be viewed on the Securities and Exchange Commission web site at www.sec.gov.

Dissenters Rights of Appraisal

There are no dissenter’s rights of appraisal applicable to the actions by written consent of stockholders described above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock beneficially owned (as determined under Rule 13d-3 pursuant to the Exchange Act) as of July 30, 2015, by: (i) our directors; (ii) our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock, as well as by each of our current directors and executive officers as a group. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Daniel J. Schreiber(2) 4660 La Jolla Village Drive San Diego, CA 92122	Common	57,064,608	15.85%

G. Darcy Klug(3) Post Office Box 53929 Lafayette, Louisiana	Common	127,446,144	35.39%

Edward P. Crowley(4) 490 Hatherly Road Scituate, MA 02066		—	—

John T. Milito(5) Post Office Box 486 Rancho Santa Fe, California 92067		—	—

Howard J. Taylor(6) 9 Ashfield Park Leeds 1s6 2qt United Kingdom	Common	19,021,535	5.28%

Greg Rotelli(7) 3020 Old Ranch Parkway, Suite 300 Seal Beach, CA 90740		—	—

Directors and Officers as a group	Common	184,510,752	51.24%

____________

(1)   As of July 30, 2015, there were 360,094,082 shares of our Company’s common stock issued and outstanding.

(2)   Includes 57,064,608 shares held by the Schreiber Living Trust-DTD 2/08/95 In Care of Avior Capital LLC. Mr. Schreiber has voting and dispositive control over securities held by Schreiber Living Trust and Avior Capital LLC. Mr. Schreiber is our Chief Executive Officer and Chairman of the Board.

(3)   Includes 127,446,144 shares held by Beechwood Properties, LLC. G. Darcy Klug has voting and dispositive control over securities held by Beechwood Properties, LLC. Mr. Klug is our Chief Financial Officer and Secretary.

(4)   Mr. Crowley is a director of the Company.

(5)   Mr. Milito is a director of the Company.

(6)   Includes 19,021,539 shares held by Concorde Capital Limited, a corporation over whose securities Mr. Taylor has voting and dispositive control. Mr. Taylor was our chief executive officer from March 31, 2014 until February 27, 2015.

(7)   Mr. Rotelli resigned as our chief executive officer on March 31, 2014 and from all other positions with our Company, including director, on February 4, 2015.

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and stockholders holding a majority of our common stock have approved an amendment and restatement of our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 375,000,000 shares to 450,000,000 shares, in substantially the form attached hereto as Appendix A.

Reason for the Amendment

We are currently authorized to issue 375,000,000 shares of common stock with a par value of $0.001 per share. Currently, there are 360,094,082 shares of common stock issued and outstanding and another 7,452,959 shares are issuable upon the exercise of certain warrants to purchase our common stock. Other than the foregoing, we have no definitive plans or arrangements to issue any additional shares of common stock.

More generally, the increase in the authorized number of shares of our common stock will enable us to engage in possible future transactions and such other corporate purposes as the Board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock option and other equity benefits under possible new benefit plans. The Board of Directors does consider from time to time various transactions with the intention of increasing stockholder value. For example, as described above, it is currently negotiating the purchase of real estate interests from Beechwood and the Trust. However, the Company has not finalized the terms of or entered into a definitive agreement for those transactions, and there are no other definitive agreements pending or imminent with respect to any other transaction or the issuance of any shares of our common stock.

After the increase in the authorized number of shares of our common stock takes effect, there will be available for issuance 89,905,918 shares of common stock, including approximately 7,452,959 shares reserved for issuance upon the exercise of certain warrants to purchase shares of our common stock. The par value of our common stock will remain $0.001 per share and our shares of common stock will continue to vote as a single class on all matters submitted to our shareholders. No further consent or approval of stockholders will be solicited before the issuance of any shares of common stock, except as provided under the appropriate Nevada corporate law or under the rules of any national securities exchange on which shares of stock of our Company are then listed

Certain Effects of the Amendment

The increase in authorized shares of common stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of common stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of shares of our common stock, other than the accumulations that have already occurred by Beechwood and the Trust, entities that are controlled by our Chief Financial Officer and Secretary and our Chief Executive Officer, respectively. The first date on which Beechwood and the Trust together beneficially owned a majority of our outstanding common stock was June 25, 2015, when Beechwood acquired 19,021,536 shares from Paul A. Rachmuth pursuant to a Stock Purchase Agreement for $0.0026 per share, funded through Beechwood’s working capital. The holders of shares of our common stock are not entitled to preemptive rights with respect to the issuance of additional shares of common stock or securities convertible into or exercisable for shares of common stock, unless otherwise determined by our Board of Directors. Accordingly, the issuance of additional shares of our common stock or such other securities might dilute the ownership and voting rights of stockholders.

The amendment to the Articles of Incorporation would not change the terms of the common stock. The additional authorized shares of common stock will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized.

We could also use the additional shares of common stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock.

Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

AMENDMENT TO ARTICLES OF INCORPORATION
TO AUTHORIZE THE ISSUANCE OF SHARES OF PREFERRED STOCK

Our Board of Directors and stockholders holding a majority of our common stock have approved an amendment to and restatement of our Articles of Incorporation, in substantially the form attached hereto as Exhibit A, to authorize the issuance of up to 5,000 shares of preferred stock, par value $1,000.00 per share, with such rights, preferences and limitations as may be set from time to time by resolution of our Board of Directors and the filing of a certificate of designation as required by the applicable state and federal laws.

Reason for the Amendment

The Board believes that authorizing the issuance of the preferred stock is in the best interest of the Company and its stockholders in that it will provide the Company with available preferred stock that could be issued for various corporate purposes that may be identified in the future, including acquisitions, stock options, convertible debt and equity financings. The Board also believes that it is in the Company’s and its stockholders’ best interests to authorize the issuance of preferred stock to enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders, as well as to allow, from time to time, the Company to meet its present or future obligations by designating and issuing shares of preferred stock. Although the Company has no other current financing plans, agreements or commitments for financing, if an opportunity should present itself, the Company may designate and issue shares of preferred stock in connection with such a financing from time to time. The Board of Directors does consider from time to time various transactions with the intention of increasing stockholder value. For example, as described above, it is currently negotiating the purchase of real estate interests from Beechwood and the Trust. However, the Company has not finalized the terms of or entered into a definitive agreement for those transactions, and there are no other definitive agreements pending or imminent with respect to any other transaction or the issuance of any shares of our preferred stock.

The amendment will provide the Board with the ability to designate and issue preferred stock without a further vote of the stockholders of the Company, except as provided under the appropriate Nevada corporate law or under the rules of any national securities exchange on which shares of stock of our Company are then listed.

Certain Effects of the Amendment

In addition to the foregoing, in our efforts to further our business, our Board of Directors may seek to complete additional financings in the near future. At this time we do not have any definitive plans to issue any additional shares, but our Board of Directors does consider from time to time various transactions that could involve the issuance of shares of our preferred stock with the intention of increasing stockholder value. However, if and when we do determine to pursue an additional financing or business transaction, having authorized preferred stock available for designation and issuance in the future may give us flexibility and allow such shares to be issued without the expense and delay of a stockholder meeting. At this time, the amendment to authorize the issuance of preferred stock is not related to any plans or intentions to enter into a specific merger, consolidation, acquisition or similar business transaction.

Further, there are certain advantages and disadvantages of the amendment. The advantages include, among others, the ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions, and to have shares of our capital stock available to pursue business expansion opportunities, if any. The disadvantages include, among others, that the issuance of additional shares of our capital stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential acquiror or issuing shares to a stockholder that will vote in accordance with the recommendations of our Board of Directors. A takeover may be beneficial to independent stockholders because, among other reasons, a potential acquiror may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Authorized, but unissued shares of preferred stock, may be used by the Company for any purpose permitted under Nevada law, including but not limited to, paying stock dividends or granting rights convertible into our common stock, raising capital, providing equity incentives to employees, officers, directors, and service providers, and entering into transactions that the

Board believes provide the potential for growth and profit. Although, except as discussed hereof, we presently have no plan, commitment, arrangement, understanding or agreement to issue shares of preferred stock, the Company may, in the future, issue preferred stock in connection with the activities described above or otherwise.

The authorization of preferred stock will not have any immediate effect on the rights of existing stockholders. However, as discussed above, when the amendment takes effect, our Board may cause the designation and issuance of preferred stock without further vote of our stockholders. These future issuances may have dilutive effect on our current common stockholders and may cause a reduction in the market price of our common stock. In addition, as discussed above, the proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this action. For example, in the event of a hostile attempt to obtain control of the Company, it may be possible for the Company to impede the attempt by issuing shares of preferred stock with conversion rights to our common stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium. The proposed amendment may have the effect of permitting our current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of the Company, and our Board has not presented this amendment with the intent that it be utilized as a type of anti-takeover device.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the authorization of preferred stock will outweigh the disadvantages. To the extent that the authorization of preferred stock may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board, enabling us to consider the proposed transaction in a manner that best serves all of the stockholders’ interests.

AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

Our Board of Directors and stockholders holding a majority of our common stock have approved an amendment and restatement of our Articles of Incorporation to change our name from Independence Energy Corp. to RedHawk Holdings Corp., in substantially the form attached hereto as Appendix A.

Reason for the Amendment

Our Board of Directors intends to expand and refocus the Company’s business beyond oil and gas exploration and medical device distribution to include a more diversified investment portfolio. Further, we are in the process of disposing of all of our remaining oil and gas interests, and we do not foresee oil and gas exploration being a material part of our business going forward. Our Board of Directors believes that by changing our name, we will have to opportunity to disconnect, in the public eye, from our previous operations.

AMENDMENT TO ARTICLES OF INCORPORATION
TO REMOVE REFERENCES TO INITIAL BOARD OF DIRECTORS AND INCORPORATOR

Our Board of Directors and stockholders holding a majority of our common stock have approved an amendment and restatement of our Articles of Incorporation to remove provisions identifying our initial Board of Directors and Incorporator, in substantially the form attached hereto as Appendix A.

Reason for the Amendment

The identification of the names and addresses of the members of our initial Board of Directors and Incorporator are required to be set forth in our Articles of Incorporation under the Nevada Revised Statutes. However, for restated Articles of Incorporation, which our Board of Directors and stockholders holding a majority of our common stock have approved, these items may be removed in accordance with the Nevada Revised Statutes. Our Board of Directors believes that it is beneficial to now remove reference to our initial Board of Directors and Incorporator since they are no longer involved with, or have any association with the affairs or operation of, our business.

AMENDMENT TO ARTICLES OF INCORPORATION
TO REMOVE REFERENCE TO SIZE OF BOARD OF DIRECTORS

Our Board of Directors and stockholders holding a majority of our common stock have approved an amendment and restatement of our Articles of Incorporation, in substantially the form attached as Appendix A, to remove the provision specifying that our Board of Directors shall consist of at least one, but not more than five directors. As amended, our Articles of Incorporation will state that the size of our Board of Directors shall be set forth in our Bylaws, and may be increased or decreased by amendment to our Bylaws.

Reason for the Amendment

Currently our Articles of Incorporation provide that our Board of Directors shall consist of at least one, but not more than five directors. Our Bylaws also currently provide that our Board of Directors shall consist of at least one, but not more than nine directors. While these provisions conflict in that our Bylaws permit a larger sized Board of Directors than our Articles of Incorporation, the current size of our Board of Directors is set at four, and therefore there is no breach of either governing document. However, in order to avoid any future conflicts, our Board of Directors believes that any provision governing the size of our Board of Directors be contained in our Bylaws only, which may be amended from time to time by our Board of Directors or our stockholders. Any such amendments would not require amendment to our Articles of Incorporation or other filings with the Secretary of State of the State of Nevada, thereby saving us time and expense.

While the size of our Board of Directors is currently set at four, we have three directors serving at this time. Our Board of Directors is actively seeking a candidate to serve as our fourth director.

INDEPENDENCE ENERGY CORP.

/s/ Daniel J. Schreiber
Daniel J. Schreiber, Chief Executive Officer
July 31, 2015

Appendix A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
of
REDHAWK HOLDINGS CORP.
A Nevada Corporation

The undersigned, being the President of RedHawk Holdings Corp. (formerly Independence Energy Corp. and herein referred to as the “Corporation”), in accordance with Section 78.403 of the Nevada Revised Statutes, does hereby certify that:

1.    The Corporation is a corporation organized and existing under the laws of the State of Nevada, pursuant to those certain Articles of Incorporation of Oliver Creek Resources, Inc., dated as of November 30, 2005.

2.    On July 31, 2015, the holders of a majority of the issued and outstanding shares of common stock of the Corporation, in accordance with Sections 78.390 and 78.010(a) of the Nevada Revised Statutes, duly authorized these Amended and Restated Articles of Incorporation of the Corporation restating, integrating and amending the provisions of the Articles of Incorporation, as amended, of this Corporation.

3.    The text of the Articles of Incorporation of the Company is amended and restated in the form approved by the holders of a majority of the issued and outstanding shares of common stock of the Corporation to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is REDHAWK HOLDINGS CORP.

ARTICLE II
PRINCIPAL OFFICE

Section 2.01 RESIDENT AGENT. The name and address of its resident agent for service process is Resident Agents of Nevada, Inc. 711 S. Carson, Suite 4, Carson City, Nevada 89701.

Section 2.02 OTHER OFFICES. The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III
PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

ARTICLE IV
SHARES OF STOCK

Section 4.01 NUMBER AND CLASS.

(a) The amount of the total authorized common capital stock of this corporation is Four Hundred Fifty Million (450,000,000) shares with a par value of $0.001 designated as Common Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

(b) The amount of the total authorized preferred capital stock of this corporation is Five Thousand (5,000) shares with a par value of $1,000 designated as Preferred Stock. The Preferred Stock may be issued from time to time without action by the stockholders. The Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

Section 4.02 NO PREEMPTIVE RIGHTS. Holders of the Common Stock and the Preferred Stock of the corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the corporation authorized, issued or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors in its discretion, may specifically determine from time to time, including as set forth in any resolution or resolutions providing for the issuance of such Common Stock or Preferred Stock, as applicable, series adopted by the Board of Directors.

Section 4.03 ASSESSMENT OF SHARES. The Common Stock of the corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors of the corporation shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

ARTICLE V
DIRECTORS

Section 5.01 GOVERNING BOARD. The members of the Board of Directors of the corporation shall be styled directors.

Section 5.02 NUMBER OF DIRECTORS. The number of directors shall be set forth in the bylaws of the corporation and may be increased or decreased by duly adopted amendment to the bylaws of the corporation.

ARTICLE VI
PERIOD OF DURATION

This corporation is to have A PERPETUAL existence.

ARTICLE VII
DIRECTORS’ AND OFFICERS’ LIABILITY

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts and omissions prior to such repeal or modification.

ARTICLE VIII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connections therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article. Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IX
AMENDMENTS

Subject at all times to the express provisions of Section 4.03, hereof, which cannot be amended, the corporation reserves the right to amend, alter, change, or repeal any provision contained in these Amended and Restated Articles of Incorporation or its bylaws, in the manner now or hereafter prescribed by statute or by these Amended and Restated Articles of Incorporation or said bylaws, and all rights conferred upon the stockholders are granted subject to this reservation.

ARTICLE X
POWERS OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized:

(1)   Subject to the bylaws, if any, adopted by the stockholders, to make, alter or repeal the bylaws of the corporation;

(2)   To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the corporation;

(3)   To authorize the guaranty by the corporation of securities, evidences of indebtedness and obligations of other persons, corporations and business entities;

(4)   To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve; and

(5)   By resolution adopted by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the bylaws, of the Board of Directors in the management of the business and affairs of the corporation, any may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the bylaws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise provided herein, in accordance with the bylaws, or by law.

IN WITNESS WHEREOF, the undersigned authorized officer has hereunto set his hand this ____ day of __________, 2015 hereby declaring and certifying that the facts stated herein above are true.

Daniel J. Schreiber
President and Chief Executive Officer

ACKNOWLEDGMENT

STATE OF	_________________________)
: ss
CITY OF	_________________________)

On this ___ day of __________, 2015, Daniel J. Schreiber personally appeared before me, a Notary Public, and acknowledged to me that he executed the foregoing instrument for the purposes therein set forth.

NOTARY PUBLIC